UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 14, 2010

NUVILEX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1971 Old Cuthbert Road Cherry Hill, New Jersey	08034
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (856) 354-0707

EFOODSAFETY.COM, INC.
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nuvilex, Inc. (the “Company”) received an OTCBB Delinquency Notification dated August 16, 2010 (“Notification”) advising that the Company is delinquent with respect to the filing of its Annual Report on Form 10-K for the year ended April 30, 2010.  The Notification states that, pursuant to NASD Rule 6530, unless the delinquent filing has been received and time stamped by the EDGAR system of the United States Securities and Exchange Commission (the “SEC”) by 5:30 pm EST on September 15, 2010, the securities of the Company will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”).  The Notification is incorporated herein by reference as Exhibit 99.1.

The Company is seeking to resolve this matter.  In addition to its ongoing engagement to audit its financial statement as of April 30 2010, the Company has engaged M&K CPAS, LLC (“M&K”) to re-audit its financial statements as of April 30, 2009.  Presently, however, it is unlikely that the Company will be able to file its Form10-K for the period ending April 30, 2010 including the re-audit of its April 30, 2009 financial statements by September 15, 2010.

In the event the Company is unable to file its Annual Report on Form 10-K by September 15, 2010, the Company believes it will not be eligible for quotation on the OTCBB, but will continue to be quoted on the “pink sheets” electronic over-the-counter securities market.  If the Company loses its eligibility for quotation on OTCBB, the Company intends to apply for reinstatement of quotation of its common stock on the OTCBB promptly following the filing of its Annual Report on Form 10-K for the year ended April 30, 2010.  If the Company loses its eligibility for quotation on OTCBB, there can be no assurances as to when, if at all, the Company’s common stock will be reinstated for trading on OTCBB.

Item 4.02  Non-Reliance on Previous Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 26, 2010, the Company filed a current report on Form 8-K/A to amend its filing of the current report on Form 8-K dated March 8, 2010, addressing changes in Company’s Certifying Accountant.  As disclosed earlier on the Company’s current report on Form 8-K dated March 8, 2010, the Company dismissed Gruber & Company, LLC (“Gruber”) as the independent auditor for the Company. The decision to dismiss Gruber and to seek a new independent auditor was approved by the Company’s Board of Directors.  As disclosed earlier on the Company’s current report on Form 8-K/A dated March 26, 2010, Gruber agreed with statements contained in Item 4.01 of the Company’s filing on Form 8-K/A dated March 26, 2010 with regard to the Company’s financial statements for the fiscal years ended April 30, 2009 and 2008 and from April 30, 2009 through March 8, 2010 (the “Gruber Statement”).

On March 8, 2010, the Company engaged M&K as the Company’s independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements.  M&K contacted Gruber to confirm Gruber’s audit of the Company’s prior year financial statements for the year ending April 30, 2009 as required by the generally accepted auditing standards.  Notwithstanding the Gruber Statement, Gruber did not provide confirmation of the Company’s prior year financial statements to M&K.  The Company’s audited financial statements for the year ending April 30, 2009 and

2008 were audited by Steven P. Corso, CPA, who represented himself to be a partner in Gruber. Gruber has advised the Company that it has no association with Mr. Corso, that Mr. Corso was not a partner, employee or associated with Gruber, and therefore,   notwithstanding the Gruber Statement, which was signed by Gruber & Company, LLC and not by Mr. Corso, that it did not render any opinion concerning the Company’s financial statements.

In light of this recent development, no reliance should be placed on any prior audited statements, interim financial statements or current reports which were filed with the SEC in connection with the Company that appear under the letterhead of Gruber, namely, the financial statements for the fiscal years ended on April 30, 2009 and April 30, 2008 and from April 30, 2009 through March 8, 2010.

The Company, in conjunction with its auditor, M&K, is promptly working to resolve this matter.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:

Any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NUVILEX, INC.
(Registrant)

Date: September 15, 2010

/s/ Martin Schmieg
Martin Schmieg
Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.	Description

99.1	OTCBB Delinquency Notification dated August 16, 2010.